UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 18, 2005

Alico, Inc.

                                        Florida                                       0-261                                  59-0906081
                                       (State of other jurisdiction      (Commission                    (IRS Employer
                                          of incorporation)                       File Number)                    Identification No.)

                                        P.O. Box 338, La Belle, FL                                                   33975
                                        (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (863) 675-2966

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Incorporated by reference is a press release issued by the Registrant on October 18, 2005, attached as Exhibit 99.1, announcing Alico-Agri purchases land for 1031 exchange.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99.1- Press release annnouncing Alico-Agri purchases land for 1031 exchange dated October 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.

Date: October 18, 2005
                                                                                                                               By: /s/ John R. Alexander
                                                                                                                                            John R. Alexander
                                                                                                                                            President & Chief Executive Officer

Exhibit 99.1

NEWS RELEASE

Alico-Agri Announces Land Purchase For 1031 Exchange

La Belle, FL., October 18, 2005 -- Alico, Inc. (NASDAQ:ALCO), one of the South’s best-known agribusiness companies operating in Central and Southwest Florida, announced that Alico-Agri, Ltd., a wholly owned subsidiary of Agri-Insurance Co., Ltd. and Alico, Inc., purchased approximately 291 acres in Polk County, Florida on October 11, 2005 for $9.2 million. The property contains 2,100 feet of road frontage on U.S. 27 and 2,600 feet of road frontage on County road 640. The property also includes approximately 2,640 feet of lakefront along Crooked Lake, a 6,000 acre lake. The Company identified the property as an exchange property under section 1031 of the Internal Revenue Code and intends to defer tax on $9.2 million of proceeds from the recently announced Ginn sale in connection with the acquisition.

John R. Alexander, Chairman and CEO of Alico, Inc. said, “We are excited about the Crooked Lake acquisition. The property currently contains citrus grove, woodlands and pasture. We will be exploring alternative uses for the property, including commercial and residential development. The property met with our goal of acquiring undeveloped property with development potential in the path of progress. We believe the returns from this investment over the next five years will prove rewarding to our shareholders.”

About Alico

Alico, Inc., an agribusiness company operating in Central and Southwest Florida, owns approximately 136,500 acres of land located in Collier, Hendry, Lee and Polk Counties. The company is involved in various operations and activities including citrus fruit production, cattle ranching, sugarcane, sod production, and forestry. The Company also leases land for farming, cattle grazing, recreation and oil exploration, and is increasingly involved in exploring real estate development in and beyond its holdings.

Statements in this press release that are not statements of historical or current fact constitute ``forward-looking statements'' within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.